Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Amendment No. 1 to Annual Report on Form 10-KSB/A of Playlogic Entertainment, Inc. (the “Company”) for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Wilbert Knol, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 21, 2006	/s/ Wilbert Knol

Wilbert Knol Interim Chief Financial Officer